KPMG LLP
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Irvine, CA 92618-3391

Independent Accountants' Report on Applying Agreed-Upon Procedures
Navient Credit Funding, LLC (the "Company")
Navient Solutions, LLC
Barclays Capital Inc.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
J.P. Morgan Securities LLC
Credit Suisse Securities (USA) LLC
RBC Capital Markets, LLC
(together, the "Specified Parties")
Re: Navient Private Education Refi Loan Trust 2018-C, Private Education Loan-Backed Notes (the "Notes") – Data File Procedures
We have performed the procedures described below, which were agreed to by the Specified Parties, on the specified attributes identified by the Company in an electronic data file entitled "NAVSL 2018-C Pool_Final.xlsx" (the "Data File") provided by the Company on May 24, 2018, containing certain information related to 9,298 student loans as of May 20, 2018 (the "Cutoff Date"). The Company is responsible for the specified attributes identified by the Company in the Data File. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.
We are independent certified public accountants with respect to the Company and its affiliates under Rule 1.200.001 of the AICPA's Code of Professional Conduct.
Unless otherwise indicated, the following definitions have been adopted in presenting our procedures and findings:
•
The term "compared" means compared to the information shown and found it to be in agreement, unless otherwise noted. Such compared information was deemed to be in agreement if differences were attributable to rounding.

•
The term "recomputed" means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise noted. Such recomputed information was deemed to be in agreement if differences were attributable to rounding.

•	The term "rounding" means that dollar amounts, percentages, and dates were within $0.01, 0.01%, and 1 day, respectively.
•	The term "Earnest Internal Tool Account Number Page" means the screenshot containing certain information from the Company's internal system for the Selected Student Loans (defined below).

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative ("KPMG International"), a Swiss entity.

•
The term "Verify Report Page" means the screenshot containing certain information related to school type, school name and school degree of the Selected Student Loans from the Company's internal verification tool for the application.

•
The term "Application Information Screenshot" means the screenshot containing information related to education degree and school name of the Selected Student Loans from the Company's internal application underwriting tool.

•	The term "Unpaid Principal Balance File" means a database query provided by the Company containing the current loan balance of the Selected Student Loans as of the Cutoff Date.
•	The term "Supplemental Data File" means information provided by the Company containing the refinance status of the Selected Student Loans (defined below) as of the Cutoff Date.
•
The term "Payment Frequency Log" means a database query  provided by the Company containing the historical payment frequency for Selected Student Loan Numbers #68, #141, #250, #276, #282, #307, #325, and #350 as of the Cutoff Date.

•
The term "Title IV Federal School Code List" means a listing identifying schools in the United States participating in the Title IV federal student aid programs that we were instructed by the Company to download from the "Federal Student Aid Website" (http://ifap.ed.gov/ifap/fedSchoolCodeList.jsp).

•
The term "Accredited Program List" means a listing identifying accredited schools issued by the U.S. Department of Education's Office of Post-secondary Education (OPE) that we were instructed by the Company to download from "Database of Accredited Postsecondary Institutions and Programs Website" (https://ope.ed.gov/accreditation/Index.aspx).

•
The term "Loan File" means any file containing some or all of the following documents for each of the Selected Student Loans: Earnest Internal Tool Account Number Page, Loan Agreement, Credit Report, Verify Report Page, Application Information Screenshot, Unpaid Principal Balance File, Supplemental Data File, Payment Frequency Log, Title IV Federal School Code List, and Accredited Programs List. The Loan File, furnished by the Company, was represented to be either the original Loan File or a copy of the original Loan File.  We make no representation regarding the validity or accuracy of these documents.

I.	The Selected Student Loans
We randomly selected a sample of student loans from the Data File, utilizing a confidence level of 95.0%, an expected error rate of 3.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 358 Student Loans (the "Selected Student Loans," as listed in Exhibit A attached hereto).
II.	The Data File
A.
For each Selected Student Loan, we compared the specified attributes in the Data File to the corresponding information in the respective Loan File. The Specified Parties indicated that the absence of any of the noted documents or the inability to agree the indicated information from the Data File to the Loan File for each of the attributes identified, utilizing instructions provided by the Company (as applicable) indicated below, constituted an exception. The Loan File documents are listed in the order of priority until such attribute was compared.

Attributes	Loan File/Instructions

Loan Number	Earnest Internal Tool Account Number Page

Loan Type	Loan Agreement

Borrower State	Loan Agreement; the most recent state in the "Addresses" section of the Credit Report; "Activity Log" section of the Earnest Internal Tool Account Number Page

Interest Rate
"Amount Financed" field in the "Overview" section of the Earnest Internal Tool Account Number Page; the rate immediately preceding the latest rate in the "Value" field in the "Variable Rate Changes" section of Earnest Internal Tool Account Number Page

Payment Frequency	"Schedule" field in the "Overview" section of the Earnest Internal Tool Account Number Page; "Value" field in the Payment Frequency Log

Loan Status	"Status" field in the "Overview" section of the Earnest Internal Tool Account Number Page

First Payment Date
"Term" field in the "Overview" section of the Earnest Internal Tool Account Number Page, "scheduled_payment" field under the "Scheduled" column of the "Loan Transaction" section of the Earnest Internal Tool Account Number Page, or documentation in Supplemental Data File, and instructions provided by the Company described below

Original Loan Balance
"Amount Financed" field in the "Overview" section of the Earnest Internal Tool Account Number Page ;"Amount" column corresponding to the "return_of_proceeds" and the "deposit" in the "Type" column of the "Loan Transaction" section of the Earnest Internal Tool Account Number Page, and instructions provided by the Company described below

Current Loan Balance	"Unpaid_Principal_Balance" column in the Unpaid Principal Balance File

Original Maturity Date
"Term" field in the "Overview" section of the Earnest Internal Tool Account Number Page; "Scheduled" column corresponding to the first "deposit" under "Type" column in the "Loan Transaction" section of the Earnest Internal Tool Account Number Page, and instructions provided by the Company described below

School Type	"Degree" field in the "Educations" section of the Verify Report Page

School Name	"Verified School Name" field in the "Educations" section of the Verify Report Page

Attributes	Loan File/Instructions

School Degree	"Degree" field in the "Educations" section of the Verify Report Page; "Underwritten Education Degree" field in the Application Information Screenshot and instructions provided by the Company below

Original FICO Score	"Score" field in the "FICO" section of the Credit Report

1.	For purposes of comparing the First Payment Date, we were instructed by the Company to compare or recompute the First Payment Date as follows:
a)
If the date in the "Term" field within the "Overview" section of the Earnest Internal Tool Account Number Page is before February 27, 2017, or if the Selected Student Loan is included the list of refinanced loans in the Supplemental Data Screenshot, compare the date in the "scheduled_payment" field under the "Scheduled" column of the "Loan Transaction" section of the Earnest Internal Tool Account Number Page to the "original_first_repayment_due_date" field in the Data File.

b)
If the date in the "Term" field within the "Overview" section of the Earnest Internal Tool Account Number Page is on or after February 27, 2017, (i) add one month to the date in the "Term" field within the "Overview" section and (ii) if the day of the month in the "Term" field within the "Overview" section is from the 29th to the 31st, use the first day of the following month of the date from step (i) (the "Recomputed First Payment Date"). We compared the Recomputed First Payment Date to the "original_first_repayment_due_date" field in the Data File.

2.	For purposes of comparing Original Loan Balance, we were instructed by the Company to compare or recompute the Original Loan Balance as follows:
a)	Compare the "Amount Financed" field within the "Overview" section of the Earnest Internal Tool Account Number Page to the "original_loan_amount_less_rop" field in the Data File.
b)
In the event the "Amount Financed" field within the "Overview" section of the Earnest Internal Tool Account Number Page did not agree to the "original_loan_amount_less_rop" field in the Data File, recompute the Original Loan Balance (the "Recomputed Original Loan Balance") by taking the difference between(i) the "Amount Financed" field within the "Overview" section or the "Amount" column corresponding to the "deposit" line under the "Type" column withinthe "Loan Transaction" section of the Earnest Internal Tool Account Number Page and (ii) the "Amount" column corresponding to the "return_of_proceeds" line under the "Type" column withinthe "Loan Transaction" section of the Earnest Internal Tool Account Number Page. We compared the Recomputed Original Loan Balance to the "original_loan_amount_less_ rop" field in the Data File.

3.	For purposes of comparing the Original Maturity Date, we were instructed by the Company to recompute the Original Maturity Date (the "Recomputed Original Maturity Date") as follows:
a)
Add the number of days in the "Term" field within the "Overview" section of Earnest Internal Tool Account Number Page to the date under the "Scheduled" column corresponding to the first "deposit" line under in the "Type" column within the "Loan Transaction" section of the Earnest Internal Tool Account Number Page.

b)	If the day of the date resulting from step (a) is the 29th to the 31st, use the first day of the following month of the date identified in step (a).

We compared the Recomputed Original Maturity Date to the "original_maturity_date" field in the Data File. For purposes of this procedure, the Company instructed us to consider the Recomputed Original Maturity Dates to be in agreement if they were within one day of the "original_maturity_date" field in the Data File.
4.
For purposes of comparing the School Degree, we were instructed by the Company to consider the School Degree to be "Masters" or "MD" if the "Degree" field within the "Educations" section of the Verify Report Page indicates "medical_other" or "DO", respectively.

The information regarding the Selected Student Loans was found to be in agreement with the respective information contained in the Loan File, except as noted in Exhibit B. There were no conclusions that resulted from the procedures.
B.
For each Selected Student Loan, we were instructed by the Company to observe whether the school name under the "underwritten_education_school_name" field in the Data File appeared on the Title IV Federal School Code List. In the event the school name under the "underwritten_education_school_name" field in the Data File did not appear on the Title IV Federal School Code List, we were instructed by the Company to compare the first four (4) digits under the "underwritten_ education_school_nameopeid" field in the Data File to the "SchoolCode" field in the Title IV Federal School Code List. In the event the first four (4) digits under the "underwritten_education_school_ nameopeid" field in the Data File did not agree to the "SchoolCode" field in the Title IV Federal School Code List, we were instructed by the Company to observe whether the school name under the "underwritten_education_ school_name" field in the Data File appeared in the Accredited Programs List. The information regarding the school name of the Selected Student Loans was found to be in agreement with the respective information contained in the Title IV Federal School Code List or the Accredited Programs List. There were no conclusions that resulted from the procedures.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes identified by the Company in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to the Specified Parties.
The procedures performed were applied based on information included in the Data File and Loan File and information and instructions provided by the Company, without verification or evaluation of such information or instructions by us; therefore, we express no opinion or any other form of assurance regarding (i) the physical existence of the Student Loans, (ii) the reliability or accuracy of the Data File and the Loan Files which were used in our procedures, or (iii) matters of legal interpretation.
The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Student Loans to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Student Loans being securitized, (iii) the compliance of the originator of the Student Loans with Federal, State, and local laws and regulations, or (iv) any other factor or characteristic of the Student Loans that would be material to the likelihood that the issuer for the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by a nationally recognized statistical rating organization ("NRSRO").
The terms of our engagement are such that we have no obligation to update this report because of events and transactions that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors and NRSROs, who are not identified in the report as the Specified Parties but who may have access to this report as required by law or regulation.
/s/ KPMG LLP

Irvine, CA
July 9, 2018

Exhibit A - The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
1	2018C001	39	2018C039	77	2018C077	115	2018C115	153	2018C153
2	2018C002	40	2018C040	78	2018C078	116	2018C116	154	2018C154
3	2018C003	41	2018C041	79	2018C079	117	2018C117	155	2018C155
4	2018C004	42	2018C042	80	2018C080	118	2018C118	156	2018C156
5	2018C005	43	2018C043	81	2018C081	119	2018C119	157	2018C157
6	2018C006	44	2018C044	82	2018C082	120	2018C120	158	2018C158
7	2018C007	45	2018C045	83	2018C083	121	2018C121	159	2018C159
8	2018C008	46	2018C046	84	2018C084	122	2018C122	160	2018C160
9	2018C009	47	2018C047	85	2018C085	123	2018C123	161	2018C161
10	2018C010	48	2018C048	86	2018C086	124	2018C124	162	2018C162
11	2018C011	49	2018C049	87	2018C087	125	2018C125	163	2018C163
12	2018C012	50	2018C050	88	2018C088	126	2018C126	164	2018C164
13	2018C013	51	2018C051	89	2018C089	127	2018C127	165	2018C165
14	2018C014	52	2018C052	90	2018C090	128	2018C128	166	2018C166
15	2018C015	53	2018C053	91	2018C091	129	2018C129	167	2018C167
16	2018C016	54	2018C054	92	2018C092	130	2018C130	168	2018C168
17	2018C017	55	2018C055	93	2018C093	131	2018C131	169	2018C169
18	2018C018	56	2018C056	94	2018C094	132	2018C132	170	2018C170
19	2018C019	57	2018C057	95	2018C095	133	2018C133	171	2018C171
20	2018C020	58	2018C058	96	2018C096	134	2018C134	172	2018C172
21	2018C021	59	2018C059	97	2018C097	135	2018C135	173	2018C173
22	2018C022	60	2018C060	98	2018C098	136	2018C136	174	2018C174
23	2018C023	61	2018C061	99	2018C099	137	2018C137	175	2018C175
24	2018C024	62	2018C062	100	2018C100	138	2018C138	176	2018C176
25	2018C025	63	2018C063	101	2018C101	139	2018C139	177	2018C177
26	2018C026	64	2018C064	102	2018C102	140	2018C140	178	2018C178
27	2018C027	65	2018C065	103	2018C103	141	2018C141	179	2018C179
28	2018C028	66	2018C066	104	2018C104	142	2018C142	180	2018C180
29	2018C029	67	2018C067	105	2018C105	143	2018C143	181	2018C181
30	2018C030	68	2018C068	106	2018C106	144	2018C144	182	2018C182
31	2018C031	69	2018C069	107	2018C107	145	2018C145	183	2018C183
32	2018C032	70	2018C070	108	2018C108	146	2018C146	184	2018C184
33	2018C033	71	2018C071	109	2018C109	147	2018C147	185	2018C185
34	2018C034	72	2018C072	110	2018C110	148	2018C148	186	2018C186
35	2018C035	73	2018C073	111	2018C111	149	2018C149	187	2018C187
36	2018C036	74	2018C074	112	2018C112	150	2018C150	188	2018C188
37	2018C037	75	2018C075	113	2018C113	151	2018C151	189	2018C189
38	2018C038	76	2018C076	114	2018C114	152	2018C152	190	2018C190

(*)  The Company has assigned a unique Loan ID number to each Student Loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Loan ID numbers.

Exhibit A - The Selected Student Loans

Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*	Selected Student Loan Number	Student Loan Number*
191	2018C191	229	2018C229	267	2018C267	305	2018C305	343	2018C343
192	2018C192	230	2018C230	268	2018C268	306	2018C306	344	2018C344
193	2018C193	231	2018C231	269	2018C269	307	2018C307	345	2018C345
194	2018C194	232	2018C232	270	2018C270	308	2018C308	346	2018C346
195	2018C195	233	2018C233	271	2018C271	309	2018C309	347	2018C347
196	2018C196	234	2018C234	272	2018C272	310	2018C310	348	2018C348
197	2018C197	235	2018C235	273	2018C273	311	2018C311	349	2018C349
198	2018C198	236	2018C236	274	2018C274	312	2018C312	350	2018C350
199	2018C199	237	2018C237	275	2018C275	313	2018C313	351	2018C351
200	2018C200	238	2018C238	276	2018C276	314	2018C314	352	2018C352
201	2018C201	239	2018C239	277	2018C277	315	2018C315	353	2018C353
202	2018C202	240	2018C240	278	2018C278	316	2018C316	354	2018C354
203	2018C203	241	2018C241	279	2018C279	317	2018C317	355	2018C355
204	2018C204	242	2018C242	280	2018C280	318	2018C318	356	2018C356
205	2018C205	243	2018C243	281	2018C281	319	2018C319	357	2018C357
206	2018C206	244	2018C244	282	2018C282	320	2018C320	358	2018C358
207	2018C207	245	2018C245	283	2018C283	321	2018C321
208	2018C208	246	2018C246	284	2018C284	322	2018C322
209	2018C209	247	2018C247	285	2018C285	323	2018C323
210	2018C210	248	2018C248	286	2018C286	324	2018C324
211	2018C211	249	2018C249	287	2018C287	325	2018C325
212	2018C212	250	2018C250	288	2018C288	326	2018C326
213	2018C213	251	2018C251	289	2018C289	327	2018C327
214	2018C214	252	2018C252	290	2018C290	328	2018C328
215	2018C215	253	2018C253	291	2018C291	329	2018C329
216	2018C216	254	2018C254	292	2018C292	330	2018C330
217	2018C217	255	2018C255	293	2018C293	331	2018C331
218	2018C218	256	2018C256	294	2018C294	332	2018C332
219	2018C219	257	2018C257	295	2018C295	333	2018C333
220	2018C220	258	2018C258	296	2018C296	334	2018C334
221	2018C221	259	2018C259	297	2018C297	335	2018C335
222	2018C222	260	2018C260	298	2018C298	336	2018C336
223	2018C223	261	2018C261	299	2018C299	337	2018C337
224	2018C224	262	2018C262	300	2018C300	338	2018C338
225	2018C225	263	2018C263	301	2018C301	339	2018C339
226	2018C226	264	2018C264	302	2018C302	340	2018C340
227	2018C227	265	2018C265	303	2018C303	341	2018C341
228	2018C228	266	2018C266	304	2018C304	342	2018C342

(*)  The Company has assigned a unique Loan ID number to each Student Loan in the Data File. The Student Loan Numbers referred to in this Exhibit are not the Loan ID numbers.

Exhibit B - Exception List (Data File)

Selected Student Loan Number	Student Loan Number	Attributes	Per Data File	Per Loan File

76	2018C076	School Type	No	Yes
76	2018C076	School Name	(blank)	Nassau Community College
76	2018C076	School Degree	(blank)	Associates
95	2018C095	School Type	No	Yes
95	2018C095	School Name	(blank)	University of Pittsburgh - Pittsburgh Campus
95	2018C095	School Degree	(blank)	Bachelors